UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Legacy Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

A copy of an investor presentation, dated November 1, 2019, that will be used by Legacy Acquisition Corp., a Delaware corporation (“Legacy”) in connection with its previously announced business combination (the “Business Combination”) with Blue Valor Limited, a company incorporated in Hong Kong (the “Seller”) pursuant to the share exchange agreement, dated as of August 23, 2019 (as amended, the “Share Exchange Agreement”), between Legacy, the Seller and an indirect, wholly-owned subsidiary of Blue Focus Intelligent Communications Group is included in this Schedule 14A filing

The communication listed above was first used or made available November 1, 2019.

For Discussion & General Information Purposes Only Investor Presentation November 2019

2 This presentation (“Presentation”) is for informational purposes only. This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed Transaction as contemplated by the definitive share exchange agreement between Legacy Acquisition Corp. (“Legacy”) and Blue Valor Limited, the indirect, who lly - owned subsidiary of Blue Focus Intelligent Communications Group, and for no other purpose. Additional information about the proposed Transaction and the definitive share exchange agreement will be pro vided in a preliminary proxy statement and a definitive proxy statement that Legacy intends to file with the SEC in connection with the proposed Transaction. Under the definitive agreement, Legacy will pu rchase all of the issued and outstanding shares of a newly formed and wholly - owned subsidiary of BFICG that at closing will hold the Blue Impact group business -- a digital - first, integrated and intelligent, global advertising and marketing services group (“Blue Impact ” or the “Company”). This Presentation is not intended to form the basis of any investment or other decision with respect to the proposed Transaction or otherwise. Certain information contained herein has been derived from sources prepared by third parties. While such information is belie ved to be reliable for the purposes used herein, neither Legacy nor the Company makes any representation or warranty with respect to the accuracy of such information. The Blue Impact design logo and “Blue Imp act” are the property of the Company. Other trademarks and trade names referred to in this Presentation are the property of their respective owners. All references made to Blue Impact and the Comp any include predecessor organizations as well. This Presentation does not purport to contain all of the information that may be required to evaluate a possible voting or in ves tment decision with respect to Legacy. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any voting or investment decision by the recipient and does not consti tut e investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Legacy or the Company or any of their respective affiliates, directors, officers, employees or advisers o r a ny other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the c our se of its evaluation of a possible Transaction between Legacy and the Company (the “Transaction”), and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for an y errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is su bje ct to change, and any such changes may be material. Legacy and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of th is Presentation unless otherwise stated herein. This Presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Ac t of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Legacy and the Comp any and the potential Transaction between Legacy and the Company and their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any st ate ments that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. The words “anticipate,” “believe,” “cont inue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the ab sence of these words does not mean that a statement is not forward - looking. These forward - looking statements are based on Legacy’s and the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward - looking statements are subject to all of the risks and uncertainties, most of w hich are difficult to predict and many of which are beyond Legacy’s and the Company’s control, that could cause the actual results to differ materially from the expected results. Factors that may cause su ch differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, (2) the outcome of any le gal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inabili ty to complete the proposed Transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the share exchange agreement; (4) the occurrence of any event , c hange or other circumstance that could otherwise cause the Transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfer e w ith the proposed Transaction; (6) the inability to obtain or maintain the listing of the post - acquisition company’s common stock on the New York Stock Exchange following the proposed Transaction; (7) the risk that the p rop osed Transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed Transaction; (8) the ability to recognize the anticipated benefits of the propo sed Transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its ke y employees; (9) costs related to the proposed Transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely a ffe cted by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Transaction; (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the potential delay in completing the ongoing audit of the 2017 and 2018 financial statements and other financial statements and the potential for audit and other related adjustments to the financial results for such periods; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Transaction, including those under “Risk Factors” th erein, and in Legacy’s other filings with the SEC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward - looking statements, which speak only as of the date made. Legacy and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any cha nge in events, conditions or circumstances on which any such statement is based. Financial Statements 2016 financial information will not be audited. The audit for 2017 and 2018 is in the process of being completed. As such, th e h istorical financial information contained in this Presentation is preliminary and may change. There can be no assurance that the final results for 2016 if it were to be audited and for 2017 and 2018 will not dif fer from the results provided in this presentation, including as a result of review adjustments. As a result of the foregoing considerations and the other limitations described herein, investors are cautioned no t to place undue reliance on this preliminary financial information. Disclaimer

3 Disclaimer (Continued) Use of Non - GAAP Information This Presentation contains numbers that are not required by, or presented in accordance with, GAAP, including Pro Forma Adjus ted Net Revenue, Pro Forma Adjusted EBITDA, Acquired EBITDA, Unadjusted EBITDA and Adjusted EBITDA (collectively, our “Non - GAAP Measures”). Our Non - GAAP Measures are not GAAP measures of our financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance, cash flows from operating activities as a measure of liquidity, o r a ny other performance measure derived in accordance with GAAP. They should not be construed as an inference that our future results will be unaffected by unusual or non - recurring items. In addition, our Non - GAA P Measures exclude certain non - recurring and other charges and income items. You should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in Ou r N on - GAAP Measures. Our presentation of Our Non - GAAP Measures should not be construed to imply that our future results will be unaffected by any such adjustments. Management compensates for these li mit ations by relying primarily on our GAAP results and by using our Non - GAAP Measures as supplemental information. Our Non - GAAP Measures are not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. A reconciliation of some of our Non - GAAP Measures to the nearest comparable GAAP measure can be found at slide 42 of this presentation. Projections and Historical Financial Information Any estimates, forecasts or projections set forth in the Presentation have been prepared by Legacy and the Company in good fa ith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions th at are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautione d t hat such estimates, forecasts or projections have not been audited and have not been prepared in conformity with generally accepted accounting principles (“GAAP”). The risks and other factors that could impact the Company’s ability to attain projected results include, but are not limited to, those mentioned in the prior paragraph. The recipient therefore should not rely on the estimates, forecasts or projections containe d i n the Presentation. None of the historical financial information contained herein has been audited, reviewed, compiled or been subject to any procedures by any auditors and actual historical financial informatio n c ould differ materially from the information contained herein. Important Information About the Proposed Transaction and Where to Find It In connection with the proposed Transaction, Legacy intends to file a preliminary proxy statement and a definitive proxy stat eme nt with the SEC. Legacy’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein to be filed in connection with the proposed Transaction, as these materials will contain important information about the Company , Legacy and the proposed Transaction contemplated by the share exchange agreement. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to stockholders of Legacy as of a record d ate to be established for voting on the proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnat i, Ohio 45202, Attention: Secretary, (513) 618 - 7161. Participants in the Solicitation Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stock hol ders with respect to the proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in Legacy’s annual report on Form 10 - K for th e fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Su ite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618 - 7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Transactio n when available. Blue Valor Limited, Blue Focus Intelligent Communications Group and their respective directors and executive officers may als o b e deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the proposed Transaction. A list of the names of such directors and executive officers and informat ion regarding their interests in the proposed Transaction will be included in the proxy statement for the proposed Transaction when available. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Blue Impact’s Organization Prior to the consummation of the contemplated Transaction, Blue Valor Limited, an indirect wholly - owned subsidiary of BFICG orga nized in Hong Kong, will contribute its interests in the Vision 7 Group, We Are Social, Madhouse, Metta and Fuseproject into its newly formed wholly owned subsidiary, Blue Impact (Cayman) Limited organized in the Cayman Islands (the “Blue Impact Ta rget”). At closing of the contemplated Transaction, Legacy will acquire Blue Impact Target, thereby acquiring control of the Vision 7 Group, We Are Social, Madhouse, Metta and Fuseproject. Following closing of the pro pos ed Transaction, Legacy will change its name to Blue Impact Inc.

4 The Legacy SPAC Solution: Create shareholder value with a digital - first, integrated and intelligent, global advertising and marketing services company Our Goal: $1.0 Billion + i n Revenue

5 Today’s Participants Legacy Acquisition Corp. Brett Marchand CEO, Blue Impact (2) He Shen Interim CFO and Chief Development Officer – M&A, Blue Impact (3) Blue Impact Darryl McCall President & COO, Legacy Holly Zheng Executive Chairwoman, Blue Impact (1) ▪ 14 years with Blue Impact and predecessors including as CEO of BFICG’s largest acquisition outside China ▪ Previously held senior marketing roles with Molson Coors, Campbell Soup, Procter & Gamble ▪ 30 years experience of marketing / advertising ▪ 5 years with Blue Impact and predecessors as well as service on the Board of Directors for BlueFocus Intelligent Communications Group (BFICG) ▪ Previously held executive positions at various technology companies including Marvell Semiconductor, ST - Ericsson and NXP ▪ 18 years experience of marketing and sales experience ▪ 3 years with Blue Impact ▪ Previously served as Co - Head of Strategic Transactions Group at Lloyds Banking Group ▪ Previously worked as an investment banker at Merrill Lynch, DLJ and Credit Suisse in New York and London for 10 years ▪ 23 years experience in corporate finance and investment banking ▪ Former EVP and Executive Committee Member at Coty ▪ Spent 30 years at Procter & Gamble (“P&G”) as a VP of Product Supply and GM of Global Personal Cleansing Care, where he oversaw 37 manufacturing centers and 16,000 employees ▪ More than 35 years of consumer operating experience (1) Currently CEO and President of BlueFocus International. Expected Executive Chairwoman of Blue Impact. | (2) Currently CEO of Vision 7 and Executive Chairman of Cossette. Expected CEO of Blue Impact. | (3) Currently CFO of BlueFocus International. Expected Interim CFO and Chief Development Officer – M&A of Blue Im pact.

6 I. Introduction II. Key Investment Highlights III. Executing the Growth Strategy IV. Financial Overview Appendix Today’s Agenda

Introduction

8 ▪ $300 Million special purpose acquisition corporation – equity raised on November 21, 2017 ▪ The Legacy Team: Former Procter & Gamble executives with extensive operating experience ▪ Consumer Packaged Goods and Marketing focus ▪ Legacy’s Unique Perspective: x Experience with Procter & Gamble, one of the largest advertisers in the world x Significant experience with consumer insights, brand building, and innovation Legacy Acquisition Corp. at a Glance Overview

9 Legacy and Blue Impact: A Powerful, Digital Platform (1) eMarketer as of February 2019. ($ in Billions) Digital Marketing – Strong Industry Tailwinds Blue Impact – Goal of $1 Billion+ Revenue ▪ Solutions rooted in digital and mobile ▪ Disruptors of traditional brand promotion channels ▪ Need for enhanced delivery and client support by service providers Digital Ad Spend Traditional Ad Spend Total Ad Spend CAGR: 8% (1) (Digital Ad Spend CAGR: 20% ) (1) $317 $315 $315 $312 $186 $226 $275 $324 $503 $542 $590 $636 2016 2017 2018 2019E ▪ Global marketing services company ▪ Excellent fit with Legacy’s management team’s skills ▪ Meets Legacy’s investment criteria x Rapidly growing sector undergoing significant displacement ▪ Consumer and social insights are changing how individuals interact with brands x Enterprise value fits Legacy’s criteria

10 Blue Impact: A Digital - first , Integrated & Intelligent, Global Marketing Services Company Note: 2019 estimates are based on 2018 average foreign exchange rates. The audit for 2017 and 2018 is being completed and his tor ical information is subject to change. See "Disclaimer – Financial Statements" on Slide 2 for more information. | (1) Based on 2016 – 2019E Net Revenue CAGR. 2016 figures are unaudited. | (2) Defined as Adjusted EBITDA / Net Revenue; Net Revenue is defined as Reported Revenue Net of Non - Media Billable Expenses. | (3) Based on 2018 Pro Forma Net Revenue. $ 76.5m 2019E Adjusted EBITDA 15% (1) 3 - year Net Revenue Growth 22% 2019E Adjusted EBITDA Margin (2) 2,500+ Employees 63% (3) Digital Revenue $352.4m 2019E Net Revenue x Broad, award - winning digital capabilities under a nimble and synergistic multi - brand strategy x Client base of blue chip brands and digital disruptors x Primed for growth through organic expansion and opportunistic M&A x Talented and tightly knit management team with track record of creating value Established global presence, strong financial performance and designed for scale Geographies in which Blue Impact has clients % of 2018 Pro Forma Net Revenue North America: 62.5% Europe / M.E.: 16.8% Asia Pacific: 20.6%

11 Why Legacy Chose Blue Impact A Marketing Services Company of the Future: Digital - first, Integrated & Intelligent A simple and nimble structure built around Owned, Paid, Earned and Shared media Blue chip clients across multiple verticals and serving leading digital disruptors with a platform for growth in China Targeting double digit revenue growth and ~20% Adjusted EBITDA Margins (1) Talented and tightly knit management team with track record of creating value Primed for growth – ability to scale with organic expansion and opportunistic M&A Marketing and operational expertise, and a broad network of client relationships Substantial capital available to supercharge Blue Impact’s growth Attractive valuation upside relative to marketing services peer group Valuation Legacy Provides Key Investment Highlights 1 2 3 4 5 6 7 8 9 (1) Based on 2019 and 2020 estimates; Adjusted EBITDA Margin defined as Adjusted EBITDA / Net Revenue.

12 Transaction Overview Overview of Key Terms ▪ Pro forma enterprise value of $ 590 million ▪ Represents a 7.7 x EV / 2019E Adjusted EBITDA multiple ▪ Implies an attractive discount to public peers ▪ BlueFocus Intelligent Communications Group (“BFICG”) ▪ Rolling 100% of equity in Blue Impact ▪ Will own 44.9% (2) of the pro forma Company immediately after closing ▪ Can receive additional consideration up to $222 million based on 3 - year average annual adjusted EBITDA growth rate for Blue Impact’s Madhouse subsidiary; the maximum payment at an average growth rate ≥ 25.0% can possibly be paid in additional shares) (3) ▪ Blue Impact is expected to be well - capitalized with Legacy’s contribution of up to $ 166 million of cash on balance sheet to fund organic growth, future acquisitions and subsidiaries’ earn - outs ▪ Blue Impact is expected to have less than 1.0x pro forma leverage following the close of the transaction (5) Illustrative Pro Forma Equity Ownership Pro Forma Valuation ($MM ) Sources and Uses ($MM) Note: $ in Millions except per share amounts; 2019 estimates are based on 2018 average foreign exchange rates . | (1) In connection with the extension amendment, 694,820 Legacy shares were redeemed and the seller agreed to make certain loans for deposit into the trust fund equal to $0.03 per unredeemed share, or app roximately $880,000, for each month that the transaction deadline is extended from November 21, 2019 until May 20, 2020, plus certain agreed costs and expenses. One such loan has already been ma de. This pro forma financial information assumes total loan amounts of approximately $3.0 million. | (2) Data assumes no further redemptions by Legacy’s public shareholders or potential post - closing adjustments . Per a voting agreement to be entered into upon closing between BFICG and certain shareholders of Blue Impact, post - closing the seller will have the right to vote at least a majority of the Blue Impact shares. | (3) Additional detail on terms and conditions for the additional consideration is included in the appendix. | (4) Includes 7.5 million Class F Shares; does not include outstanding warrants. | (5) Defined as (Pro Forma Total Debt / Adjusted EBITDA). Holders Shares (MM) % Existing Legacy Shares (4) 36.8 55.1% New Legacy Shares - BFICG (2) 30.0 44.9% Total Shares Outstanding 66.8 100.0% Sources of Funds Legacy Cash in Trust (1) $296.0 New Legacy Shares - BFICG 300.0 Assumption of Blue Impact Net Debt 40.0 Total Sources $636.0 Uses of Funds Rollover of BFICG Equity $300.0 Cash to Balance Sheet 166.0 Purchase of Existing Minority Interest 90.0 Assumption of Blue Impact Net Debt 40.0 Estimated Fees & Expenses 40.0 Total Uses $636.0 Pro Forma Shares Outstanding 66.8 Legacy Illustrative Price per Share $10.00 Equity Value $668.1 Plus: Blue Impact Net Debt 40.0 Plus: PV of Blue Impact Acquisition-related Liabilities 48.0 Less: Pro Forma Cash (166.0) Pro Forma Enterprise Value $590.1 Implied Valuation Pro Forma EV / 2019E Adjusted EBITDA ($76.5 million) 7.7x

13 Peer Benchmarking Comparison Source: Company filings for Specialty Marketing Services and Traditional Agency HoldCos peer groups, Capital IQ and Wall Stre et consensus research. | Note: Market data as of 10/30 /19 ; Multiples greater than 50x or less than 0x are listed as "N/M.“ | (1) Traditional Agency HoldCos peer group consists of Dentsu, IPG, Omnicom, Publicis and WPP . | (2) Blue Impact EV / Adjusted EBITDA multiples based on implied enterprise value of $ 590.1 million , 2019E Adjusted EBITDA of $ 76.5 million and 2020E Adjusted EBITDA of $83.8 million (organic only) ; Estimates are based on 2018 average foreign exchange rates. | (3) Based on Net Revenue equivalent for peer group. | (4) Defined as Adjusted EBITDA / Net Revenue. Average 12.3x 10.1x 12.5% 18.8% 17.7% 2.0% Traditional Agency HoldCos Average 8.2x 8.0x 2.5% 2.7% 17.9% 4.5% Overall Average 10.5x 9.1x 8.5% 12.1% 17.3% 2.8% 2020E Adj. EBITDA Margin Dividend Yield 2019E-2020E Adj. EBITDA Growth Specialty Marketing Services EV/2019E Adj. EBITDA EV/2020E Adj. EBITDA 2019E-2020E Revenue Growth 23.4x 15.4x 14.4x 9.8x 9.4x 9.0x 4.9x 13.9x 13.8x 13.2x 8.7x 8.7x 8.1x 4.4x 51.2% 7.1% 5.9% 8.3% 1.0% 9.7% 4.1% 68.2% 11.5% 9.1% 12.0% 7.6% 11.6% 11.2% 17.2% 17.0% 9.7% 19.4% 22.7% 21.7% 16.0% N/A N/A 0.7% 2.6% 3.1% 1.5% 6.4% (2) 7.7x 7.0x 10.6% N/A 21.5% 9.6% (3) (4) (1)

14 ` Backed by an Established Industry Leader BFICG at a Glance BlueFocus Intelligent Communications Group (“BFICG”) is the largest marketing and communication services group in China by both revenue and market capitalization ▪ Founded in 1996 and headquartered in Beijing, BFICG employs 5,400+ team members and generated $3.5 billion (1) of revenue in 2018 ▪ Today, BFICG serves 3,000+ clients globally that range from blue - chip brand names to emerging disruptive companies ▪ Founded as a PR agency, BFICG has expanded its offerings through both organic growth and acquisitions, delivering a comprehensive suite of solutions across the marketing services landscape ▪ In its endeavor to become a global industry leader, BFICG has made several high - profile acquisitions, which are highlighted below Global marketing communications network headquartered in Canada Global social media specialist headquartered in the U.K. Product and digital design agency headquartered in the U.S. Full service marketing agency headquartered in Hong Kong, China Mobile performance marketing platform headquartered in China BFICG Highlighted Acquisitions (1) Gross revenue as reported under PRC GAAP.

15 Blue Impact will own and operate BFICG’s international subsidiaries and Madhouse BFICG will be the largest shareholder and be keenly focused on significant Blue Impact value creation x BFICG is rolling 100% of its equity in Blue Impact into the transaction x Legacy will provide access to growth capital and a public currency to support the growth of Blue Impact BFICG and Blue Impact will mutually benefit from shared technology, client relationships, media networks, and other resources BFICG is committed to the "Go Global" and "Go Digital“ growth strategy x Blue Impact will become BFICG's new platform to further expand in core international markets and key marketing service disciplines x The transaction is expected to position Blue Impact as the cross - selling service provider for BFICG's clients globally Legacy and Blue Impact: A Highly Synergistic and Valuable Collaboration

Key Investment Highlights

17 Talented and tightly knit management team with track record of creating value Blue chip clients across multiple verticals and serving leading digital disruptors with a platform for growth in China 3 Targeting double digit revenue growth and ~20% Adjusted EBITDA Margins (1) 4 Primed for growth – ability to scale with organic expansion and opportunistic M&A 5 A s imple and nimble s tructure b uilt around Owned, Paid, Earned and Shared m edia 2 A Marketing Services Company of the F uture: Digital - first, Integrated & Intelligent 1 Blue Impact Investment Highlights 6 (1) Based on 2019 and 2020 estimates; Adjusted EBITDA Margin defined as Adjusted EBITDA / Net Revenue.

18 A Marketing Services Company of the Future: Digital - first, Integrated & Intelligent 1 x Complex structure with dozens of overlapping businesses x Built for Traditional Clients x Slow organic growth x Rooted in digital, mobile, social & CRM x Focused on collaboration & synergy through an integrated service model x Strong organic revenue & profit growth x Minimal collaboration & synergy between siloed businesses x Rooted in traditional media & agencies x Simple and Nimble Structure x Built for blue chip clients & digital disruptors x Model that relies on outputs & professional fees x Model pivoting towards transparent, client - focused outcomes Traditional Advertising Holding Co. (1) (1) Representative Traditional Agency Holding Cos. consist of Dentsu, IPG, Omnicom, Publicis and WPP.

19 A Simple and Nimble Structure Built around Owned, Paid, Earned and Shared Media 2 Google Cloud NCAA Campaign Narcos campaign for Netflix Owned media Paid media Shared media • Deliver marketing & brand campaigns • Strategy, creative & production services • Brand, content, product & user design • Socially - led strategy & creative • Design, content & production services • Social insights & analytics • Deliver communication advice & campaigns • Experiential, influencer & media relations • Brand, Corporate, Healthcare & Tech PR Earned media • Media consulting planning & buying services • Digital, search, social & programmatic media • Channel optimization, performance & ROI Michael B. Jordan for McDonald’s Madhouse oversees digital advertising campaign for NetEase, Inc. ( NASDAQ: NTES)

20 Blue Chip Clients Across Multiple Verticals and Serving Leading Digital Disruptors with a Platform for G rowth in China 3 Selected Blue Chip Brands Selected Digital Disruptors % of 2018 Net Revenue: 44% (1) % of 2018 Net Revenue: 37% (1) Source: Company financials. | Note: The audit for 2017 and 2018 is in the process of being completed and historical informati on is subject to change. See "Disclaimers -- Financial Statements" on Slide 2 for more information. | (1) Calculation based on top 150 Blue Impact clients across all agencies.

21 $37 $37 $62 $76 15.7% 14.8% 20.0% 21.7% 2016 2017 2018 2019E Targeting Double Digit Revenue Growth and ~20% Adjusted EBITDA Margins 4 Source: Company - provided financials, management projections and company filings. | Note: 2019 estimates are based on 2018 averag e foreign exchange rates. The audit for 2017 and 2018 is in the process of being completed and historical information is subject to change. See "Disclaimers -- Financial Statements" on Slide 2 for more information. | (1) 2016 - 2018 Adjusted EBITDA amounts are adjusted to include $5.0MM of annual public company costs for illustrative comparability to 2019E estimates. | (2) Defined as Adjusted EBITDA / Net Revenue. ($ in Millions) 2016 - 2019E Net Revenue CAGR: 15% Historical and Projected Revenue Historical and Projected Adjusted EBITDA (1) ($ in Millions) Adjusted EBITDA Margin % (2) 2016 - 2019E Adj. EBITDA CAGR: 28% Billable Expenses Net Revenue Revenue $234 $251 $307 $352 $110 $113 $146 $157 $343 $364 $454 $509 2016 2017 2018 2019E

22 Talented and Tightly Knit Management Team with Track Record of Creating Value 5 Holly Zheng Executive Chairwoman ▪ 5 years with Blue Impact and predecessors as well as service on the Board of Directors for BlueFocus Intelligent Communications Group (BFICG); currently CEO and President of BlueFocus International ▪ 18 years experience of marketing and sales experience BFICG board member; oversees international business development He Shen Interim CFO ▪ 3 years with Blue Impact; currently CFO of BlueFocus International ▪ 23 years experience in corporate finance and investment banking Strategic transactions including M&A and capital market financings Brett Marchand CEO ▪ 14 years with Blue Impact and predecessors including as CEO of BFICG’s largest acquisition outside China; currently CEO of Vision 7 and Executive Chairman of Cossette ▪ 30 years experience of marketing / advertising Global operations & directing the growth plan Nick Cowling ▪ President of Citizen Relations, Global ▪ 9 years with Blue Impact and predecessors ▪ Led the design of Citizen’s new agency model that helped the company grow to the 4th largest communications firm in the country Earned Media, Global Blue Impact will be led by a highly experienced management team with a deep bench of category experts (1) Name Selected Prior Experience Primary Responsibility Mélanie Dunn ▪ President and CEO of Cossette ▪ 17 years with Blue Impact and predecessors ▪ Led integration of owned media / creative service model in Canada Owned Media, Canada Joseph Leon ▪ President and CEO of Vision7 Media ▪ 6 years with Blue Impact and predecessors ▪ Led digital strategy expansion and move to performance media Paid Media, North America & EMEA Nathan McDonald ▪ Co - Founder and CEO of We Are Social ▪ 11 years with Blue Impact and predecessors ▪ Led international expansion of We Are Social into 10 markets Shared Media, Global Yves Behar Owned Media, US & Europe ▪ Founder and CEO of Fuseproject ▪ 19 years with Blue Impact and predecessors ▪ Led brand and product design for many successful disruptors in Silicon Valley Charlie Ruan ▪ President of Madhouse ▪ 12 years with Blue Impact and predecessors ▪ Led Madhouse’s expansion to serve both brand advertisers as well as app developers in global markets Paid Media, Asia (1) This slide reflects the expected management team upon the consummation of the Transaction.

23 Primed for Growth – Ability to Scale With Organic Expansion and Opportunistic M&A 6 ▪ Grow disruptor clients with Blue Impact’s unique platform ▪ Grow with BFICG’s clients as they expand internationally ▪ Leverage Legacy’s network to grow Blue Impact’s blue chip client base Accelerate Growth with High Growth High Spend Clients A ▪ Grow scale through geographic expansion of capabilities and M&A in critical, markets to fill out Blue Impact’s suite of services in that geography ▪ Employ a disciplined approach in assessing potential strategic acquisitions Expand Capabilities Geographically B ▪ Drive revenue and increased efficiency and margin expansion through the scalable integrated service model Replicate the Proven Integrated Service Model C ▪ Expansion of “MaaS” offerings to drive margin accretion ▪ Blue Impact is well - positioned to grow its presence in Marketing as a Service Pursue Profitable Growth Through Marketing as a Service (“MaaS”) D Our Goal: $1.0 Billion + i n Revenue

Executing the Growth Strategy

25 $279 $163 $70 $20 $14 $8 $4 $3 $2 20% 19% 26% 27% 24% 26% 66% 14% 43% A Accelerate Growth with High Growth High Spend Clients Digital Disruptors Growing Aggressively Blue Impact Is Uniquely Positioned for Disruptors ($ in Billions) ▪ Business Development team focused exclusively on Digital Disruptors and the VC’s who are funding them ▪ M&A focused on businesses with strong Disruptor client list ▪ Acquired a dedicated media and events company to be used to drive awareness of Blue Impact with digital disruptive clients Grow disruptor clients with Blue Impact’s unique platform Strategy to Accelerate Growth ▪ 63% of Net Revenue in digital, with capabilities focused on mobile, social, CRM and performance Media ▪ Strong capabilities, disruptor client credentials and history in San Francisco / Silicon Valley ▪ Investments in technology, AI, and data are particularly attractive to these clients ▪ Demonstrated track record for success: Digital Disruptors already account for a significant portion of Blue Impact Net Revenue and present incremental upside: 2019E Revenue 2019E Growth Source: Company financial statements, Capital IQ and eMarketer (February 2019). | Note: 2019 estimates are based on consensus estimates from Wall Street equity research as of 10/30/19 . The audit for 2017 and 2018 is in the process of being completed and historical information is subject to change. See "Disclaimer s -- Financial Statements" on Slide 2 for more information. | (1) Adjusted Revenue, which excludes transaction - based costs, bitcoin costs and Starbucks activity. | (2) Calculation based on top 150 Blue I mpact clients across all agencies. (1) 2018 Net Revenue by Client Type (2) Mobile / Tech / Disruptor 37.4% Blue Chip / International 44.2% Other / Regional Brands 18.4%

26 $65 $109 2018 2021E A Blue Impact is well - positioned to grow as BFICG’s clients expand internationally ▪ BFICG’s Chinese clients currently purchase $2.0 billion of media on Google and Facebook ▪ Blue Impact is uniquely positioned to sell add - on services to BFICG and other Chinese clients with its Owned, Paid, Earned and Shared platforms and strong footprint in North America and Europe Clients in China $ 2.0 Billion Spend China Continues to Grow Aggressively Blue Impact Already has a Significant Platform with Chinese Clients to Build on Source: Capital IQ as of 10/30/19 and eMarketer (February 2019). | (1) Represents ad spend by companies headquartered in China. | (2) Per the 2019 Holmes Repor t. …Driving a Surge in Digital Ad Spend in China (1) Key Players are Growing... 2018 – 2021E Revenue CAGR% ($ in Billions) 2018 - 2021E CAGR: 19% Blue Impact’s Recognition ▪ Google’s 2018 “Agency of the Year” (one of only two winners globally alongside WPP) ▪ Facebook’s 2018 “Agency of the Year” in China BFICG is the Leading Provider to Clients in China Global Holding Groups/ Networks Ranking (2) Rank Agency HQ 1 WPP 2 Omnicom PR Group 3 Interpublic Group 4 DJE Holdings 5 PROI Worldwide 6 Publicis Group 7 8 Huntsworth Group 9 Next 15 10 IPREX Significant Scale Relative to Peers ($ in Billions) 2018 Revenue $1.6 $1.8 $1.8 $2.1 $3.5 9% 33% 21% Accelerate Growth with High Growth High Spend Clients (Continued )

27 A Management Leverage Legacy’s network to grow Blue Impact’s blue chip client base Kenneth Robinson Member, Advisory Council Manuel Perez de la Mesa Member, Advisory Council Jules Kaufman Member, Advisory Council Christopher Shackelton Member, Advisory Council Lloyd Ward Co - Chairman, Advisory Council Ronald Tysoe Member, Advisory Council Kimberly Blackwell Member, Advisory Council Jim Stengel Member, Advisory Council Gary McCullough Co - Chairman, Advisory Council Advisory Council x Highly complementary expertise in managing leading brands in the U.S. and globally x 10 current/former CEOs and CFOs and over 30 current/former board positions at public companies Steven Davis Director Member, Advisory Council Richard White (1) Director Andrew Code Director Member, Advisory Council Sengal Selassie Director Independent Directors Edwin Rigaud Chairman and CEO Director William C. Finn CFO Darryl McCall (1) President and COO, Director Geoffrey Marshall Member, Advisory Council (1) Expected director of Blue Impact. Accelerate Growth with High Growth High Spend Clients (Continued )

28 Expand Capabilities Geographically B Capabilities North America Canada U.S. Europe Middle East China Rest of APAC EMEA Asia Owned ▪ Cossette & Camps Collective ▪ Significant synergy ▪ Eleven ▪ Fuseproject ▪ Select capabilities through We Are Social ▪ Select capabilities through We Are Social ▪ Metta ▪ Strategic relationship with BFICG ▪ Fuseproject ▪ Select capabilities through We Are Social Shared ▪ We Are Social NY ▪ Expected Expansion of We Are Social to California ▪ We Are Social in U.K., Germany, France, Italy ▪ Launched Spain in ‘18 ▪ Recent acquisition of Dubai - based Socialize ▪ We Are Social Shanghai, Beijing and Hong Kong ▪ Strategic relationship with BFICG ▪ We Are Social in Singapore and Australia ▪ Launched We Are Social Japan in ‘19 Earned ▪ Citizen Relations ▪ PR platform with Citizen Relations ▪ Experiential and influencer marketing with The Narrative Group ▪ PR capability via Citizen UK & partner network ▪ Influencer capability via We Are Social ▪ PR capabilities through Citizen partnerships ▪ Influencer capability via Socialize ▪ Strategic relationship through BFICG (Blue Digital) ▪ Influencer capability via We Are Social ▪ PR capabilities through Citizen relationships ▪ Influencer capability via We Are Social Grow scale through geographic expansion of capabilities and M&A in critical, underpenetrated markets Market Leadership ▪ Proven, value - add capabilities ▪ Realizing synergies from scale ▪ No immediate M&A needs Poised for Scale ▪ Established capabilities ▪ Significant opportunity to scale through organic expansion and opportunistic M&A M&A Required ▪ Emerging capabilities ▪ Growth through M&A is required to achieve scale Paid ▪ Vision 7 Media ▪ Vision 7 through Horizon Media Partnership ▪ Select capabilities through Local Planet partnership ▪ Paid social via We Are Social ▪ Select capabilities through Local Planet partnership ▪ Paid social via We Are Social ▪ Madhouse ▪ Metta ▪ Strategic relationship with BFICG ▪ Select capabilities through BFICG and Local Planet ▪ Paid social via We Are Social ▪ Serviced through Cossette & Camps Collective ▪ Launched We Are Social Canada JV with Citizens in 2019

29 Expand Capabilities Geographically (Continued) B Employ a disciplined approach in assessing potential strategic acquisitions Note: Completion of acquisitions will be dependent on, among other things, due diligence results. | (1) Reflects the activiti es of BlueFocus International and its subsidiaries for periods prior to the business combination. Active pipeline representing over $250 million in revenue Blue Impact M&A Activity – Last 24 Months (1) Acquisition Criteria Proven track - record of growth and strong margins Extensive capabilities in digital, mobile, data, tech and/or CRM Strong blue chip AND disruptive client list Complementary capabilities in the United States, Europe, the Middle East and Asia Strong and experienced management team Synergy through buy - in to integrated service model Potential to help us deploy our MaaS - focused strategy P P P P P P P Accretive financial profile P 21 LOIs Submitted Blue Impact M&A Activity – Current (1) 3 Targets Acquired 12 Targets Under Review

30 Replicate the Proven Integrated Service Model C Expected Future Campus Locations Toronto Montreal Current Campus Locations Toronto Campus 5 - Year Change Example New York LA San Francisco Shanghai London Drive increased revenue, efficiency and margin expansion through the scalable integrated service model Combine all capabilities into four service segments (Owned, Shared, Paid, Earned) with shared leadership and single P&L Locate employees in collaborative campuses in each major market Create Managed Services Center (MSC) to manage back office services The Result: x Simplifies go - to - market capabilities, provides scale and promotes collaboration Launch high growth revenue and high margin businesses which require scale (ex: production, data science, digital and tech consulting and MaaS) Measure everyone on the same “Scorecard” to promote long - term success 1 2 3 4 5 The Result: x Cross - selling opportunities x Better employee experience x Reduced real estate and operations costs The Result: x Creates operating leverage, driving better service and lower cost The Result: x Incremental revenue growth and margin through vertical integration The Result: x Drives increased employee engagement, client satisfaction, product quality, growth and profitability 2013 24% 2013 – 2018 Adj. EBITDA Margin Expansion: 700 bps 2018 31% Adj. EBITDA Margin % (1) Vancouver Source: Company - provided financials and company filings. | (1) Defined as Adjusted EBITDA / Net Revenue. 2013 - 2018 % Change Net Revenue 108% Personnel Costs 96% Indirect Costs 15%

31 Pursue Profitable Growth Through Marketing as a Service (“MaaS") D Margin of ~20% MaaS Compared to Current Model Charge client hourly fees for service Blue Impact funds production & media Charge client for outcome Significant revenue margin accretion of up to 4x at scale (2) Leverage AI capabilities to optimize content Expansion of “MaaS” offering to drive margin accretion Client funds production and media costs Use 3 rd party data to optimize targeting Use digital & proprietary channels to reach target Client decides on what content to use Use 1 st party data to optimize targeting Use digital channels to reach target Current Model Paid for Work Performed MaaS Model Paid for Outcome Delivered Strong Value Opportunity Illustrative Scenario – $100mm Incremental Revenue Current Revenue Mix: (1) Illustrative Revenue Mix: 100% Performance Marketing (2) $100mm Revenue $ Margin % (3) $ 22mm $48mm Adjusted EBITDA 22% 48% Source: Company management, financial statements, and Wall Street research. | Note: 2019 estimates are based on 2018 average for eign exchange rates. The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer -- Financial Statements" on Slide 2 for more information. | (1) Based on 2019E Blue Impact projections. | (2) Based on EBITDA margins for performance marketing peers. | (3) Margin is defined as Adjusted EBITDA / Net Revenue.

Financial Overview

33 Reported Growth: 7.4% 22.5% 14.6% H1 2018 Net Revenue: (1) $157.6 H1 2019 Net Revenue: (1) $170.7 Organic Growth: 6.7% 15.3% 8.4% 8.4% H1'19 / H1'18 Organic Growth %: (1) $249.2 $287.2 $295.9 $311.2 $1.7 $20.2 $40.6 $41.2 $233.6 $250.8 $307.4 $336.5 $352.4 2016 2017 2018 LTM 6/30/19 2019E $67.6 $74.0 $80.0 $85.8 $81.4 $89.3 $8.9 $7.1 $7.0 $2.5 $76.5 $81.1 $87.0 $88.3 $81.4 $89.3 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Blue Impact Net Revenue Summary Annual ($ in Millions) Quarterly ($ in Millions) Source: Company - provided financials and management projections. | Note: 2019 estimates and quarterly financials are based on 2018 average foreign exchange rates . The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer – Financial Statements" on Slide 2 for more information. | (1) H1'19 / H1'18 growth based on Pro Forma Adjusted Net Revenue. Organic Net Revenue Incremental Net Revenue from Acquisitions Pro Forma Adjustment 2016 – 2019E CAGR: 15%

34 Blue Impact Adjusted EBITDA Summary Source: Company - provided financials and management projections. | Note: 2019 estimates and quarterly financials are based on 2018 average foreign exchange rates. The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer – Financial Statements" on Slide 2 for more information. | (1) 2016 - 2018 Adjusted EBITDA amounts are adjusted to include $5.0MM incurrence of public company costs for illustrative comparability to 2019E estimates; quarterly financials are not adjusted for incurrence of public company costs. Please refer to the Appendix – “Non - GAAP Financial Measures” for a reconciliation to the most comparable GAAP measure. | (2) Def ined as Adjusted EBITDA / Net Revenue. | (3) H1'19 / H1'18 growth based on Pro Forma Adjusted EBITDA. Adjusted EBITDA Margin (2) Incremental Adj. EBITDA from Acquisitions Organic Adjusted EBITDA (1) Pro Forma Adjustment Annual ($ in Millions) Quarterly ($ in Millions) Reported Growth: 0.7% 66.2% 24.2% H1 2018 Adj. EBITDA: (3) $31.5 H1 2019 Adj. EBITDA: (3) $35.5 Organic Growth: 0.1% 52.0% 20.9% 12.7% H1'19 / H1'18 Organic Growth %: (3) $9.4 $18.0 $19.8 $19.3 $2.8 $1.2 $1.2 $0.4 $12.2 $19.2 $21.0 $19.7 $17.5 $17.9 13.9% 24.3% 24.8% 22.5% 21.6% 20.1% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $36.8 $55.9 $64.2 $67.6 $0.2 $5.6 $10.4 $8.9 $36.8 $37.0 $61.6 $74.6 $76.5 15.7% 14.8% 20.0% 22.2% 21.7% 2016 2017 2018 LTM 6/30/19 2019E 2016 – 2019E CAGR: 28%

35 Blue Impact Supplemental Financial Data ($ in Millions) Source: Company - provided financials and management projections. | Note: 2019 Free Cash Flow estimates are based on 2019E income statement and balance sheet estimates. The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer – Financial Sta tements" on Slide 2 for more information. | (1) Free cash flow defined as (Cash Flow from Operations – CapEx). | (2) 2019E Free Cash Flow calculation assumes no change in Net Working Capital during 2 019. | (3) Defined as (Non - cash Current Assets – Non - debt Current Liabilities). | (4) The information presented consists of estimates of the unadjusted EBITDA that could result from h ypo thetical acquisitions by the Company. Actual results could differ materially and adversely from the information presented and there are no assurances that any acquisitions may be completed at th e prices or multiples reflected, if at all. | (5) Assumes Purchase Price is calculated as a multiple of unadjusted EBITDA of the hypothetical target and no fees and expenses are incurred in co nju nction with the transaction for illustrative purposes only. Please refer to the Appendix – “Non - GAAP Financial Measures” for more information about Acquired EBITDA. | (6) Defined as TEV / Purchase Mult iple. (3) Net Working Capital Summary 2016 2017 2018 Net Working Capital (3) ($7.6) $3.9 ($20.9) Change in Net Working Capital $11.5 ($24.7) $19.0 $13.8 $52.8 $54.4 2016 2017 2018 2019E Free Cash Flow (1) Estimated Incremental EBITDA through Acquisitions (4) Analysis at Various Prices (5) Purchase Price (TEV) $50.0 Purchase Multiple (6) 6.0x 7.0x 8.0x Acquired EBITDA $8.3 $7.1 $6.3 Purchase Price (TEV) $100.0 Purchase Multiple (6) 6.0x 7.0x 8.0x Acquired EBITDA $16.7 $14.3 $12.5 Purchase Price (TEV) $200.0 Purchase Multiple (6) 6.0x 7.0x 8.0x Acquired EBITDA $33.3 $28.6 $25.0 ($ in Millions) (2) ▪ 2016 & 2017 reflect non - recurring working capital deployment for Madhouse business growth ▪ 2018 and 2019E are representative of normalized net working capital levels

36 The Legacy SPAC Solution: Create shareholder value with a digital - first, integrated and intelligent, global advertising and marketing services company Our Goal: $1.0 Billion + i n Revenue

Appendix

38 North America Ad Spend (2) EMEA Ad Spend Asia Ad Spend $ 136 bn 21.4% Growth (1) Digital Ad Spend $2 52 bn 7.3% Growth (1) Total Ad Spend $ 66 bn 14.9% Growth (1) Digital Ad Spend $ 122 bn 22.5% Growth (1) Digital Ad Spend $146 bn 4.5% Growth (1) Total Ad Spend $ 239 bn 11.5% Growth (1) Total Ad Spend Source: eMarketer (February 2019). | Note: 2019E figures unless otherwise noted. | (1) Represents a 3 - Year CAGR from 2016 - 2019E. | (2) Includes only U.S. and Canada. Blue Impact Office Location With 63% of net revenue currently derived from digital, Blue Impact is uniquely positioned to capture the surge in digital ad spend Digital Advertising Is a Large and Rapidly Growing Market with a 20% 3 - year CAGR (1)

39 Legacy Has the Liquidity of a Publically Held Enterprise as well as Brand Building, Strategic and Operational Support ▪ Legacy Acquisition Corp (NYSE: LGC) is a $300 Million SPAC ▪ Highly complementary expertise in consumer - facing brands ▪ Founders from leading CPG & partners from major PE firms ▪ Collectively, the founders’ experiences include: ▪ 10 current/former CEOs and CFOs ▪ 30 current/former board positions at public companies ▪ The completion of ~$3 billion in private investments ▪ Provides capital to fund growth and supercharge operations ▪ Rick White and Darryl McCall will support management as board members LGC is a public company that combines the financial flexibility and strength of a “strategic buyer” with the value creation capabilities and forward looking strategies of an innovative disruptor Key Management Edwin Rigaud Legacy Chairman & CEO, Principal Darryl McCall (1) Legacy President & COO, Principal William Finn Legacy CFO Steven Davis Legacy Director Directors Richard White (1) Legacy Director Andrew Code Legacy Director Sengal Selassie Legacy Director Company Overview (1) Expected director of Blue Impact.

40 Legacy Acquisition Corp. – Extended Team Gary McCullough Co - Chairman Advisory Council Lloyd Ward Co - Chairman Advisory Council Ronald Tysoe Member Advisory Council Legacy Advisory Council Kimberly Blackwell Member Advisory Council Geoffrey Marshall Member Advisory Council ▪ More than 35 years of management and operating experience in consumer products ▪ Maytag Corp. – Former Chairman and CEO ▪ Procter & Gamble (17 years) – Former General Manager ▪ U.S. Olympic Committee – Former CEO and Secretary General ▪ Former Board Member at General Motors and JPMorgan Chase & Co. ▪ More than 30 years of business experience in consumer products ▪ TransDigm Group, Inc. – Current Board Member ▪ Career Education Corp. – Former President, CEO and Board Member ▪ Procter & Gamble (13 years) – Former General Manager ▪ The Sherwin - Williams Company – Former Board Member ▪ More than 30 years corporate finance and management experience in consumer - retail ▪ Macy’s Inc. – Vice Chairman of Finance and Real Estate ▪ Perella Weinberg Partners – Former Senior Adviser ▪ Current Board Member at J.C.Penney Company Inc., Cintas Corporation, and Scripps Networks Interactive ▪ Seasoned business executive with over 25 years of marketing and advertising experience ▪ PMM Agency – Founder and Chief Executive Officer ▪ Serves as a key consultant to C - Suite executives at Fortune 1000 companies and government agencies ▪ National Women’s Business Council – one of eight female CEOs ▪ More than 40 years corporate finance, operations, and supply chain management experience ▪ Procter & Gamble (30 years) – Former Global Supply Chain Finance Director and Director of Global Business Development ▪ Implemented one of the largest post - acquisition integrations in the company's history

41 Legacy Acquisition Corp. – Extended Team (Continued) Manuel Perez de la Mesa Member Advisory Council Kenneth Robinson Member Advisory Council Christopher Shackelton Member Advisory Council Jules Kaufman Member Advisory Council Jim Stengel Member Advisory Council ▪ More than 35 years of management and operating experience in consumer products ▪ Procter & Gamble (21 years) – Former Chief Audit Executive and Vice President of Finance for the Global Personal Beauty Care and Global Internal Audit segments ▪ Current Board Member at Morgan Stanley Private Bank, National Association ▪ More than 40 years of management, financial, and operating experience ▪ Pool Corporation – Current CEO and President (16 years) and former COO ▪ Watsco, Inc. – VP of Distribution Operations ▪ Fresh Del Monte Produce, B.V and IBM Corp. – Various general, financial, and management positions ▪ Coliseum Capital Management – Co - founder and Managing Partner ▪ Providence Service Corporation – Chairman of the Board and former CEO ▪ Current Board Member of Bioscrip, Inc. and Universal Technical Institute, Inc. ▪ Former Board Member of LHC Group, Inc. and Advanced Emissions Solutions, Inc. ▪ Experienced General Counsel and Executive with significant experience serving as a strategic and legal advisor to boards of directors and management teams in the consumer sector ▪ Coty Inc. – General Counsel and Secretary ▪ Colgate - Palmolive – Former VP, General Counsel for the Europe / South Pacific division ▪ More than 20 years of marketing experience in consumer products ▪ The Jim Stengel Group – President and CEO ▪ Procter & Gamble (11 years) – Former Global Marketing Officer ▪ Author of two books ▪ Former Board Member for AOL, Motorola and MarketShare ▪ Adjunct Professor at Kellogg | Northwestern Legacy Advisory Council

42 ▪ The Company provides the non - GAAP measurement of Pro Forma Adjusted Revenue, Pro Forma Adjusted EBITDA, Acquired EBITDA, Unadjusted EBITDA and Adjusted EBITDA. The Company has included these non - GAAP measurements because they are a key measure used by the Company’s management and board of directors to understand and evaluate its core operating performance and trends. ▪ The Company’s Pro Forma Adjusted Revenue and Pro Forma Adjusted EBITDA reflect the adjustments shown on slides 33 and 34, respectively. Unadjusted EBITDA and Adjusted EBITDA consists of income (loss), adjusted for the items included in the accompanying reconciliation. The exclusion of certain income and expense items and accounting adjustments in calculating Unadjusted EBITDA and Adjusted EBITDA can provide a useful measure for comparison of our core business before and after the potential business combination with Legacy. The Company’s Pro Forma Adjusted Revenue, Pro Forma Adjusted EBITDA, Unadjusted EBITDA and Adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non - GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Unadjusted EBITDA and Adjusted EBITDA are reconciled from the respective measures under GAAP in the attached table “Reconciliation of Non - GAAP Financial Measures.” ▪ The Company's Acquired EBITDA is an estimate of the Unadjusted EBITDA that could result from potential acquisitions by the Company and is calculated assuming that the purchase price for a potential acquisition is calculated as a multiple of unadjus ted EBITDA of the hypothetical target and there are no fees and expenses incurred by the Company in the acquisition. Actual results could differ materially and adversely from the information presented and there are no assurances that any acquisition s may be completed at the prices or multiples reflected, if at all. ▪ In addition, these Non - GAAP measures exclude certain non - recurring and other charges. The exclusion of these items should not be construed as an inference that our future results will be unaffected by unusual or non - recurring items. Non - GAAP Financial Measures

43 Reconciliation of Non - GAAP Financial Measures Adjusted EBITDA Historical Summary Source: Company filings and management adjustments. | Note: The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer -- Financial Statements" on Slide 2 for more information. ($ in 000s) 2016 2017 2018 2019E EBT as reported $23,769 $27,162 $48,077 $57,197 Interest expenses 3,670 2,882 5,132 7,421 Non-operating income / other non-cash items 3,441 (241) (1,421) - DE & IA 12,307 11,458 12,425 14,588 Unadjusted EBITDA $43,186 $41,261 $64,213 $79,205 Non-recurring items: Vision 7 International Acquisiton costs 199 340 1,921 - Double rent in New York before campus move - - - 234 Eleven Gen2 bonus paid by founders' earnout - - - 365 TNG one-off write-off for booking error - - - 540 Eleven: Chicago Office one time opening costs - - - 173 Total Vision 7 International add-backs $199 $340 $1,921 $1,312 We Are Social Expenses related to Socialize acquisition - 225 419 - FX Impact of Brexit (1,634) - - - P&L Impact of discontinued SCRM Investment 28 215 - - Tuck-in acquisition due diligence expense - - - 573 FX Loss on intercompany loan - - - 232 Total We Are Social add-backs ($1,606) $440 $419 $805 Fuseproject Founder book publication expense - - - 80 One-off write-off for client billable expenses - - - 60 Total Fuseproject add-backs $0 $0 $0 $140 Other Considerations: Public Company Cost (5,000) (5,000) (5,000) (5,000) Total Adjustments ($6,407) ($4,219) ($2,660) ($2,743) Adjusted EBITDA $36,779 $37,042 $61,553 $76,462

44 Transaction Earn - Out Terms and Conditions Earn - Out Summary Detail ▪ Additional incentive - based Earn - out consideration potentially payable tied to profitability of Blue Impact’s subsidiary, Madhouse ▪ The Earn - out Payment will be determined based on the average annual growth rate of Madhouse’s Adjusted EBITDA during the 3 - year performance period (2020, 2021 and 2022) starting with 2019 Madhouse Adjusted EBITDA ▪ A schedule of possible Earn - out Payments is captured in the table below: (1) ▪ The total Earn - out Payment is capped at $222.0 million and is payable in 2023 following completion of the Fiscal 2022 audit ▪ The total Earn - out Payment is payable at purchaser’s option in cash, stock or a combination thereof if share price ≥ $10 share; if not, dependent upon the Company’s available cash, the Earn - out Payment is payable in cash or a combination of cash and subordinated notes Source: Company filings. | (1) Table does not illustrate all possible Earn - out Payments associated with Adjusted EBITDA growth r ates between 5.0% and 25.0%. FY2019 – FY2022 Adjusted EBITDA Average Annual Growth Rate Total Earn - out Payment < 5.0% No Earn - out Payment = 15.0% $100.0 Million ≥ 25.0% $222.0 Million

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Legacy intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. Legacy’s stockholders and other interested persons are advised to read the preliminary and definitive proxy statements and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Legacy as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s proxy statement that will be filed with respect to the Business Combination and in its annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

The Seller, Blue Focus Intelligent Communications Group, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements:

This Schedule 14A filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the anticipated portfolio of assets and agencies to comprise the Blue Impact business, Legacy’s anticipated name following the closing of the proposed transaction, projected cash available for acquisitions and working capital following the closing and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the share exchange agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction and the Extension; (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the potential delay in completing the ongoing audit of the 2017 and 2018 financial statements and the potential for audit and other related adjustments to the financial results for such periods; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation:

This Schedule 14A filing shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Schedule 14A filing shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.